SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
              Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as determined by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENERGY CONVERSION DEVICES, INC.
  ----------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

      (5) Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

          ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
        -----------------------------------------------------------------------

    (3) Filing Party:
        -----------------------------------------------------------------------

    (4) Date Filed:
        -----------------------------------------------------------------------

                                [ COMPANY LOGO ]


                         ENERGY CONVERSION DEVICES, INC.
                              2956 Waterview Drive
                         Rochester Hills, Michigan 48309

                                                      February 19, 2004

Dear Stockholder:

You are cordially invited to attend Energy Conversion Devices, Inc.'s 2003 Annual Meeting of Stockholders. This year's meeting will be held at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, March 18, 2004, at 10:00 a.m. (EST). If you plan to attend the meeting, we would appreciate your calling the Investor Relations department at (248) 293-0440 or sending us an e-mail at investor.relations@ovonic.com.

Details of the business to be conducted at this meeting are given in the attached Notice of Meeting of Stockholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy in the accompanying reply envelope. If you decide to attend the annual meeting, you will be able to vote in person even if you have previously submitted your proxy.

We look forward to seeing you at the meeting.

                                      Sincerely,


                                      /S/ Robert C. Stempel
                                      ----------------------------
                                      Robert C. Stempel
                                      Chairman of the Board
                                      and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT

In order to assure your representation at this meeting, you are requested to vote your shares by telephone, via the Internet or by signing, dating and returning the enclosed proxy as promptly as possible in the enclosed envelope. No postage need be affixed if mailed in the United States.

                            ENERGY CONVERSION DEVICES, INC.

                                ----------------------

                           NOTICE OF MEETING OF STOCKHOLDERS

                                ----------------------


                                                      Rochester Hills, Michigan
                                                              February 19, 2004

To the Stockholders of
ENERGY CONVERSION DEVICES, INC.:

NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company" or "ECD") will be held at 10:00 a.m. (EST) on Thursday, March 18, 2004, at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

     1. Elect seven directors to hold office until the next Annual Meeting of Stockholders of the Company.

     2. Ratify the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2004.

     3. Consider and act upon a proposal of the Board of Directors to amend the Company's Certificate of Incorporation to increase the number of authorized shares by 20,000,000.

     4.   Transact such other business as may properly come before the Meeting.

Stockholders of record at the close of business on February 2, 2004 will be entitled to vote at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at our offices. Whether or not you plan to attend the Meeting in person, please promptly vote your shares by telephone, via the Internet or by signing, dating and returning the enclosed proxy in the accompanying reply envelope.

The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2003 accompanies the enclosed Proxy Statement.


                                      By Order of the Board of Directors


                                      /S/ Ghazaleh Koefod
                                      ----------------------------------
                                      Ghazaleh Koefod
                                      Secretary

                         Energy Conversion Devices, Inc.
                              2956 Waterview Drive
                            Rochester Hills, MI 48309

                              ----------------------

                                 PROXY STATEMENT

                              ----------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company" or "ECD"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, March 18, 2004, at 10:00 a.m. (EST).

This proxy statement and accompanying proxy were first mailed to stockholders on or about February 19, 2004.

PURPOSE OF THE MEETING. The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

VOTING RIGHTS OF STOCKHOLDERS. Holders of record of the Company's Common Stock at the close of business on February 2, 2004, are entitled to vote at the Meeting. As of February 2, 2004, there were outstanding 24,523,001 shares of the Company's Common Stock, $.01 par value ("Common Stock"); 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"); and 430,000 shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock"). Each share of Common Stock is entitled to one vote per share, Class B Common Stock is currently entitled to one vote per share, and each share of Class A Common Stock is entitled to 25 votes per share. The three classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock, Class A Common Stock or Class B Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock, the majority of the outstanding shares of Class A Common Stock and the majority of the outstanding shares of Class B Common Stock, voting as separate classes, and the affirmative vote of a majority of the Common Stock, Class A Common Stock, Class B Common Stock, combined, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."

RECORD DATE. Stockholders of record as of the close of business on February 2, 2004, will be entitled to vote at the Meeting.

QUORUM. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock, Class A Common Stock and Class B Common Stock as of the close of business on the record date. If a stockholder withholds his or her vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that he or she does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

REQUIRED VOTE. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent auditors. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

The affirmative vote of a majority of the outstanding Common Stock, Class A Common Stock and Class B Common Stock, voting as separate classes, will be required to approve the proposal to amend the Company's Certificate of Incorporation to increase its authorized shares. Because of this requirement, abstentions and broker non-votes on such proposal will have the same effect as a vote against the proposal.

CERTAIN SIGNIFICANT STOCKHOLDERS. Stanford R. Ovshinsky and his wife, Dr. Iris
M. Ovshinsky (who are executive officers, directors and founders of the Company) are record owners of 153,420 and 65,601 shares (or approximately 69.8% and 29.8%), respectively, of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 19,749 shares of Common Stock. In addition, Mr. Ovshinsky has the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh. Mr. and Dr. Ovshinsky have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

Robert C. Stempel (Chairman and Chief Executive Officerof the Company) is entitled to all voting rights with respect to 430,000 shares, or 100%, of the outstanding shares of Class B Common Stock awarded to Mr. Stempel on January 15, 1999, under a Restricted Stock Agreement. Mr. Stempel also owns of record 61,404 shares of Common Stock. Mr. Stempel has advised the Company that he intends to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

Pursuant to a Stock Purchase Agreement dated as of May 1, 2000, TRMI Holdings Inc. (TRMI), a unit of ChevronTexaco Corporation, has agreed that (i) so long as it beneficially owns an aggregate of 5% of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). As of February 2, 2004,

ChevronTexaco owns 4,376,633 shares of ECD Common Stock, which will be voted in the same manner as Mr. and Dr. Ovshinsky vote their shares of Class A Common Stock.

The directors and officers of the Company other than Mr. and Dr. Ovshinsky and Mr. Stempel together hold 82,225 shares of ECD Common Stock. They have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

As a result of the foregoing, the Company anticipates that at least 10,445,536 votes will be cast in favor of items presented to all stockholders voting as a single class (approximately 34.33% of the entire single class). As to the item submitted for class voting, the Company anticipates that at least 4,540,011 votes by the holders of ECD Common Stock (approximately 18.51% of that separate class) and 100% of the votes of the Class A Common Stock and the Class B Common Stock will be cast for approval.

VOTING OF PROXIES. All shares represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on February 2, 2004 will be voted at the Meeting. Unless a stockholder specifies otherwise, all proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

VOTING BY TELEPHONE OR INTERNET. Stockholders of record (those who hold stock in their own name) may vote their shares over the telephone or Internet as follows:

      By telephone: If you have a touch-tone phone, call 1-877-PRX-VOTE
                    (1-877-779-8683) toll free. You will be asked to enter your Voter Control Number located on your Proxy Card. Then follow the instructions.

      By Internet:  If you have an e-mail and Internet access, go to
                    http://www.eproxyvote.com/ener. You will be asked to enter your Voter Control Number located on your Proxy Card. Then follow the instructions.

If you have your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction form for you to use in directing the broker or nominee how to vote your shares.

VOTING IN PERSON. If you plan to attend the meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on February 2, 2004, the record date for voting.

REVOCATION OF PROXIES.  You may revoke your proxy before it is voted by:

      o submitting a new proxy with a later date, including a proxy given by telephone or over the Internet;

      o notifying the Company's Secretary in writing before the meeting that you have revoked your proxy; or

      o   voting in person at the Meeting.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

Upon recommendation of the Compensation and Nominating Committee, the Board has nominated for election at the meeting a slate of seven nominees, all of whom are currently serving on the Board. Mrs. Nancy M. Bacon, Senior Vice President, and Mr. James R. Metzger, Executive Vice President and Chief Operating Officer, current members of the Board of Directors, are not standing for reelection at this meeting in order that a majority of the members of the Board are independent in accordance with applicable rules of the Nasdaq Stock Market, Inc.

The directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth on the following pages.


                               ---------------


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL SEVEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.


Current Directors Nominated for Reelection:


                         Director
                          of the
                         Company                                Principal Occupation and
         Name             Since          Office                   Business Experience
----------------------   --------   ----------------   ------------------------------------------

Stanford R. Ovshinsky    1960       President,         Mr. Ovshinsky, 81, the founder, President
                                    Chief              and Chief Technology Officer of ECD, has
                                    Technology         been an executive officer and director
                                    Officer and        of ECD since its inception in 1960.  Mr.
                                    Director           Ovshinsky is the principal inventor of ECD's
                                                       technologies.  He also serves as the chief
                                                       executive officer and a director of Ovonic
                                                       Battery Company, Inc.; chief executive officer
                                                       and chairman of United Solar Ovonic Corp. and
                                                       United Solar Ovonic LLC; president of Ovonic Fuel
                                                       Cell Company LLC; president and member of the Management
                                                       Committees of Texaco Ovonic Hydrogen Systems LLC;
                                                       a member of the Management Committee of Texaco
                                                       Ovonic Battery Systems LLC; chairman and director
                                                       of Ovonyx, Inc.; a member of the Alliance Board of
                                                       Ovonic Media, LLC; and co-chairman of the board of
                                                       directors of Sovlux Co., Ltd. Mr. Ovshinsky is the
                                                       husband of Dr. Iris M. Ovshinsky.



Iris M. Ovshinsky        1960       Vice President     Dr. Ovshinsky, 76, co-founder and Vice
                                    and Director       President of ECD, has been an executive
                                                       officer and director of ECD since its
                                                       inception in 1960.  Dr. Ovshinsky also
                                                       serves as a director of Ovonic Battery.
                                                       Dr. Ovshinsky is the wife of Stanford R.
                                                       Ovshinsky.

Robert C. Stempel        1995       Chairman of the    Mr. Stempel, 70, is Chairman of the Board and
                                    Board, Chief       Chief Executive Officer of ECD.  Prior to his
                                    Executive          election as a director in December 1955, Mr. Stempel
                                    Officer and        served as senior business and technical advisor to
                                    Director           Mr. Ovshinsky.  He is also the chairman of Ovonic
                                                       Battery; a director of United Solar Ovonic Corp.
                                                       and United Solar Ovonic LLC; vice chairman and
                                                       director of Ovonyx; a member of the Management
                                                       Committee of Texaco Ovonic Hydrogen Systems and
                                                       Texaco Ovonic Battery Systems and a member of the
                                                       Alliance Board of Ovonic Media. From 1990 until
                                                       his retirement in 1992, he was the chairman and
                                                       chief executive officer of General Motors Corporation;
                                                       prior to serving as chairman, he was GM's president
                                                       since 1987.  He is a director of Southwall
                                                       Technologies, Inc. and serves as chairman of its
                                                       Audit Committee.

Umberto Colombo          1995       Director           Professor Colombo, 76, is Chairman of the
                                                       Scientific Councils of the ENI Enrico Mattei
                                                       Foundation and of the Instituto Per l'Ambiente
                                                       in Italy.  He was chairman of the Italian
                                                       National Agency for New Technology, Energy and
                                                       the Environment until 1993 and then served as
                                                       Minister of Universities and Scientific and
                                                       Technological Research in the Italian Government
                                                       until 1994.  Professor Colombo is a member of
                                                       the board of directors of several Italian-based
                                                       public companies.  He is also active as a
                                                       consultant in international science and
                                                       technology policy institutions related to
                                                       economic growth.

                                       5



Walter J. McCarthy, Jr.  1995       Director           Mr. McCarthy, 78, until his retirement in 1990,
                                                       was the chairman and chief executive officer
                                                       of Detroit Edison Company.  Prior to his election
                                                       to the ECD Board, he served as a consultant to
                                                       ECD.  Mr. McCarthy also served as a director and
                                                       a member of the Audit Committee of Comerica Bank,
                                                       Federal-Mogul Corporation and Perry Drug Company.
                                                       He is a member of the National Academy of
                                                       Engineering.  Mr. McCarthy serves as chairman of
                                                       the Compensation and Nominating Committee and is
                                                       on the Audit Committee of the ECD Board.

Florence I. Metz         1995       Director           Dr. Metz, 74, until her retirement in 1996, held
                                                       various executive positions with Inland Steel:
                                                       General Manager, New Ventures, Inland Steel Company
                                                       (1989-1991); General Manager, New Ventures, Inland
                                                       Steel Industries (1991-1992) and Advanced Graphite
                                                       Technologies (1992-1993); Program Manager for
                                                       Business and Strategic Planning at Inland Steel
                                                       (1993-1996).  Dr. Metz also serves on the Board of
                                                       Directors of Ovonic Battery and is on the Audit
                                                       Committee and the Compensation and Nominating
                                                       Committee of the ECD Board.

Stanley K. Stynes        1977       Director           Dr. Stynes, 72, was Dean, College of Engineering
                                                       at Wayne State University from 1970 to August 1985,
                                                       and a professor of engineering at Wayne State
                                                       University from 1985 until his retirement in 1992.
                                                       He has been involved in various administrative,
                                                       teaching, research and related activities.  Dr.
                                                       Stynes serves as chairman of the Audit Committee.


                          BOARD MEETINGS AND COMMITTEES

During the fiscal year ended June 30, 2003, the Board of Directors held six meetings. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served as a member. The Company encourages all Board members to attend annual meeting of stockholders. All but one of our directors attended the 2002 annual meeting of stockholders.

The Board of Directors has two committees: an Audit Committee and a Compensation and Nominating Committee.

Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable laws and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

AUDIT COMMITTEE. The Audit Committee, composed of Dr. Stanley K. Stynes (Chairman), Mr. Walter J. McCarthy, Jr. and Dr. Florence Metz, held six meeting during fiscal 2003. The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of ECD. The Audit Committee relies on the expertise and knowledge of management, the director of risk management and internal audit and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are delineated in the Audit Committee Charter, which is attached as Exhibit A to this Proxy Statement. The Board of Directors has determined that Mr. McCarthy is the Audit Committee financial expert. If the nominees for director are elected at the Meeting, the Audit Committee will consist of Dr. Stynes, Mr. McCarthy and Dr. Metz. These members meet applicable rules of the Nasdaq Stock Market, Inc. for independence of Audit Committee members and have sufficient knowledge in financial and auditing matters to serve on the Committee.

COMPENSATION AND NOMINATING COMMITTEE. Effective July 17, 2003, ECD management recommended and the Board of Directors approved the restructuring of the Compensation Committee to include the functions of a nominating committee and renaming it the Compensation and Nominating Committee. The Compensation and Nominating Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz, both independent outside directors. Neither of the Compensation and Nominating Committee members is or was during the last fiscal year an officer or employee of ECD or any of its subsidiaries, or had any business relationship with ECD or any of its subsidiaries. The Compensation and Nominating Committee met three times during fiscal 2003.

The Compensation and Nominating Committee is responsible for administering the policies which govern both the compensation of executive officers and ECD's stock option plans. The Compensation and Nominating Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to ECD. ECD does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

The Compensation and Nominating Committee is responsible for (1) identifying individuals qualified to become Board members; (2) recommending to the Board director nominees for election or reelection at each annual meeting of stockholders; and (3) establishing compensation policies which govern both the annual compensation of and grants of stock options to the senior executive officers of the Company and its wholly and/or majority owned subsidiaries and the Company's directors. The specific responsibilities and functions of the Compensation and Nominating Committee are delineated in the Compensation and Nominating Committee charter, which is available on ECD's website at www.ovonic.com.

BOARD INDEPENDENCE. The Board of Directors has determined affirmatively that if the nominees for director are elected at the Meeting, a majority of the members of the Board will meet the standards for independence set forth in applicable rules of the Nasdaq Stock Market, Inc.

NOMINATING DIRECTORS. The Compensation and Nominating Committee identifies nominees for directors from various sources, including third-party consultants, to assist in identifying and evaluating potential nominees. The Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

      O have the highest personal and professional ethics and integrity and whose values are compatible with the Company's values;

      O have had experiences and achievements that have given them the ability to exercise good business judgment;

      O   can make significant contributions to the Company's success;

      O have the ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

      O are willing to devote the necessary time to the work of the Board and its committees;

      O understand and meet their responsibilities to the Company's stockholders including the duty of care (making informed decisions) and the duty of loyalty (maintaining confidentiality and avoiding conflicts of interest); and

      O backgrounds that provide a portfolio of experience and knowledge commensurate with the Company's needs.

The Committee will consider persons recommended by the stockholders in the same manner as a Committee-recommended nominee. Notice of proposed stockholder nominations for director must be delivered to the Secretary of the Company not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include (i) as to each nominee, all information required to be disclosed in solicitation of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, (ii) the name and address of the stockholder giving the notice, (iii) a representation that the stockholder is a holder of the Company's Common Stock and intends to appear at the meeting to make the nomination, (iv) a description of all arrangements or understandings among the stockholder and the nominee; and (v) the written consent of each nominee to serve as a director if so elected.

CODE OF ETHICS. A copy of our Code of Business Conduct and Ethics, which applies to our chief executive officer, chief financial officer and all of our employees, can be found on our website at www.ovonic.com.

COMMUNICATING WITH DIRECTORS. Stockholders may contact any of our directors or our Board as a group by writing to them c/o the Corporate Secretary, Energy Conversion Devices, Inc., 2956 Waterview Drive, Rochester Hills, MI 48309. All communications will be received, processed and forwarded to the directors by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication if you include a return address.


                            COMPENSATION OF DIRECTORS

Officers of ECD who serve on ECD's Board do not receive compensation for their services as a director. The other directors of the Company are issued approximately $5,000 per year in ECD Common Stock based on the closing price of the Common Stock on the first business day of each year and are paid $1,000 for attendance at each Board meeting and each Compensation and Nominating Committee meeting (in person or via telephone conference call). Directors serving on the Audit Committee are paid $2,000 for attendance (in person or via telephone conference call) at each meeting. Directors who are not employed by the Company are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel. During the year ended June 30, 2003, Messrs. Colombo, McCarthy and Stynes and Dr. Metz each received options to purchase 5,000 shares of ECD Common Stock at $10.40 per share under the terms of ECD's 2000 Non-Qualified Stock Option Plan.


                             AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three directors, all of whom are independent directors as defined under applicable rules of the Nasdaq Stock Market, Inc.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States of America to obtain reasonable assurance that the Company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. The recently appointed Director of Risk Management and Internal Audit is responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and the Board determine. During fiscal year 2003, the Audit Committee met six times with management and ECD's independent auditors and discussed the interim financial information contained in each quarterly earnings report prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and ECD that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and independent auditors the quality and adequacy of ECD's internal controls. The Audit Committee reviewed with ECD's independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the consolidated financial statements.

The Audit Committee reviewed with management and the independent auditors the audited financial statements of ECD as of and for the fiscal year ended June 30, 2003. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management, the internal auditor and the independent auditors.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in ECD's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Stanley K. Stynes, Chairman
                                          Walter J. McCarthy Jr.
                                          Florence I. Metz


INDEPENDENT AUDITOR FEES. The following table presents aggregate fees for professional audit services rendered by Deloitte & Touche LLP ("Deloitte"), the Company's former independent auditors, for the fiscal years ended June 30, 2003 and 2002, and fees billed for other services rendered by Deloitte during those periods.

                                             2003             2002
                                         ------------     ------------

         Audit Fees(1)                    $  953,000       $  374,000
         Audit-Related Fees(2)                67,000           82,000
         Tax Fees(3)                          45,000           11,000
         All Other Fees(4)                    26,000           42,000
                                          ----------       ----------
         Total Fees                       $1,091,000       $  509,000
                                          ==========       ==========

   ---------------
      (1) Audit Fees -- These are fees for professional services performed by Deloitte for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

      (2) Audit-Related Fees -- These are fees which, if incurred and billed, would be for the assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company's financial statements.

      (3) Tax Fees -- These are fees which, if incurred and billed, would be for professional services performed by Deloitte with respect to tax compliance, tax advice and tax planning.

      (4) All Other Fees -- These are fees for permissible work performed by Deloitte that does not meet the above categories. For 2002 and 2003, this consists of consulting services for improving controls and efficiency of the Company's procurement process.

During fiscal year 2003, the Audit Committee approved all audit and non-audit services provided to the Company by Deloitte prior to management engaging Deloitte for that purpose. The Committee's current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by our independent auditors for the fiscal year. In accordance with the Committee's current policy, additional fees related to audit services proposed to beprovided within the scope of the approved engagement may be approved by management, so long as the fees for such additional services are consistent with historical experience, and are reported to the Audit Committee at the next regularly scheduled Committee meeting. Additional fees for other proposed audit related or non-audit services (not within the scope of the approved engagement) may be considered and, if appropriate, approved by the Chairman of the Audit Committee if such additional fees constitute five percent or less of the approved budget, otherwise the Audit Committee must approve all additional audit related and non-audit services to be performed by the independent auditor. The Audit Committee has considered that the provision of non-audit services rendered by Deloitte was compatible with maintaining Deloitte's independence.

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.


                         CHANGES IN INDEPENDENT AUDITORS

On October 29, 2003, the Audit Committee was advised by Deloitte that it declined to stand for reelection as the Company's independent auditors, and on October 30, 2003 we received a letter from Deloitte confirming "that the client-auditor relationship between Energy Conversion Devices, Inc. (Commission File No. 1-8403) and Deloitte & Touche LLP has ceased."

The audit report of Deloitte on our consolidated financial statements as of, and for the year ended June 30, 2002, dated September 27, 2002 ("2002 Audit Report") did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of Deloitte on our consolidated financial statements as of, and for the year ended June 30, 2003, dated October 21, 2003 ("2003 Audit Report") did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that the 2003 Audit Report expressed an unqualified opinion and included explanatory paragraphs concerning (i) substantial doubt about the Company's ability to continue as a going concern and (ii) effective July 1, 2002, we changed our method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

The cessation of the client-auditor relationship between us and Deloitte was not recommended or approved by our Board of Directors or the Audit Committee.

In connection with the audits of our two most recent fiscal years ended June 30, 2003 and 2002 and for the period July 1, 2003 through October 30, 2003, we had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements.

In connection with the audits of our two most recent fiscal years ended June 30, 2003 and 2002 and for the period July 1, 2003 through October 30, 2003, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Except that, as discussed in Item 9A of our Form 10-K for the year ended June 30, 2003 in connection with its audit of our consolidated financial statements for the year ended June 30, 2003, Deloitte has advised us of certain internal control matters that Deloitte believes are "reportable conditions" under standards adopted by the American Institute of Certified Public Accountants.

As of June 30, 2003, an evaluation was carried out under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d - 15(e) under the Securities Exchange Act of 1934). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, with the exception of the items listed below, the design and operation of these disclosure controls and procedures were effective for gathering, analyzing and disclosing information required to be disclosed in connection with the filing of our Annual Report on Form 10-K for the year ended June 30, 2003.

In reviewing our internal controls, it was identified that the policies and procedures regarding employee conduct and acceptable business practices, including expense reporting and personal use of Company assets, were not well documented and did not adequately communicate our expectations regarding these matters. The Company appointed a Director of Risk Management and Internal Audit in September 2003 who is responsible for leading the assessment of our internal controls and recommending any required changes. Additionally, we have retained outside professional advisors to assist in the evaluation of existing disclosure controls and procedures and provide recommendations for improvement.

Recent filings of the Company's Annual Reports on Form 10-K have been filed in a timely manner. However, we were not able to meet the filing deadline for the most recent Form 10-K because we lacked the resources to address the financial reporting related to significant and complex business transactions entered into in fiscal year 2003. The Company intends to evaluate its resources and make appropriate changes to provide sufficient resources and time to prepare, and provide for reviews by management, the Audit Committee and the Board of Directors, and file periodic reports within the time periods specified in the SEC's rules and regulations.

Deloitte have advised the Company that the above matters represent "reportable conditions" under standards established by the American Institute of Certified Public Accountants. However, Deloitte also advised us that they believe that none of these conditions are material weaknesses.

Since the date of the evaluation, there have been no significant changes to the Company's disclosure controls and procedures or significant changes in other factors that could affect our disclosure controls and procedures. However, as noted above, the Company has taken, and is continuing to take, certain actions designed to enhance its disclosure controls and procedures.

On November 14, 2003, the Audit Committee of the Board of Directors engaged the public accounting firm of Grant Thornton LLP as the Company's independent auditors.

                                   ITEM NO. 2

             APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton as independent auditors for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2004 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Grant Thornton will also perform audit services for certain of the Company's joint ventures and limited non-audit services for the Company.

The Board of Directors has directed that the appointment of Grant Thornton be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

Representatives of both Deloitte and Grant Thornton will be present at the Meeting and available to respond to appropriate questions. They will also be given the opportunity to make a statement if they desire to do so.


                               ---------------


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON AS INDEPENDENT AUDITORS.

                                    ITEM NO. 3

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
             TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                        STOCK FROM 30,000,000 TO 50,000,000

At the meeting, the stockholders of the Company will be asked to consider and act upon a proposal (the "Common Stock Proposal") to amend Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 30,000,000 to 50,000,000.

As more fully described below, the purpose of the Common Stock Proposal is to enable the Company to honor exercises of all currently existing options or other rights to acquire shares of Common Stock and to make available additional shares of Common Stock for future corporate transactions. Such additional shares may be used by the Company for stock issuances in the future if the Company determines to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements. Other than for shares needed to honor currently existing options or other rights to acquire shares, the Company has no present commitment to issue the additional shares of Common Stock to be authorized pursuant to the Common Stock Proposal. The Company is, however, exploring additional financing alternatives.

As indicated below, the Board of Directors strongly believes that the Common Stock Proposal is in the best interests of the Company and its stockholders. Under Delaware law and the Company's Certificate of Incorporation, the Common Stock Proposal must be approved by both the Board of Directors and the holders of a majority of the Company's outstanding Class A Common, Class B Common Stock and Common Stock, voting as separate classes. Because of this requirement, abstentions and broker non-votes on such proposal will have the same effect as a vote against the proposal. The Board of Directors approved the Common Stock Proposal on December 15, 2003.

If the Common Stock Proposal is adopted by the stockholders, the Company will file a Certificate of Amendment with the Delaware Secretary of State amending the Company's Certificate of Incorporation in accordance with the Common Stock Proposal. The text of Article FOURTH, as it is proposed to be amended, is set forth in Exhibit B to this Proxy Statement.

BACKGROUND. Under the Company's Certificate of Incorporation as presently in effect, the Company has 30,000,000 shares of authorized Common Stock. As of the mailing date of this Proxy Statement, 24,523,001 shares of the Company's Common Stock were issued and outstanding and 4,510,880 shares were reserved for issuance upon the exercise of outstanding stock options, warrants and convertible securities. In addition, there are stock options and warrants outstanding that are exercisable for an aggregate of 5,077,324 shares of Common Stock for which shares have not been reserved.

As part of a recent purchase of the Company's securities consisting of 3,266,254 units (each unit consisting of one share of Common Stock plus one warrant to acquire one share of Common Stock) in November 2003 and January 2004 by Fidelity Capital Trust: Fidelity Capital Appreciation Fund, Heimdall Investments Ltd. and CCM Master Qualified Fund, Ltd., the Company agreed that it would submit the Common Stock Proposal to the stockholders for consideration and approval. Messrs. Ovshinsky and Stempel and Dr. Ovshinsky have agreed with the Company to refrain from exercising options to acquire an aggregate of 600,000 shares of Common Stock until the earlier of (a) the date the Common Stock Proposal is approved by stockholders, or (b) December 31, 2004. Additionally, the Board of Directors of the Company has suspended the grant of additional stock options pursuant to the Company's existing stock option plans until the approval of the Common Stock Proposal by stockholders.

Pursuant to the Stock Purchase Agreement dated as of May 1, 2000 by and between the Company and TRMI Holdings Inc. (TRMI), a unit of ChevronTexaco Corporation, TRMI was granted certain notice and preemptive rights in connection with future sales by the Company of any shares of its capital stock.

On November 5, 2003, TRMI waived its notice and preemptive rights to allow for the Company's sale of up to 3,345,000 shares of its Common Stock and warrants to acquire up to an additional 3,345,000 shares of Common Stock. This waiver does not apply to any future sales by the Company of any shares of its capital stock.

Nevertheless, if all of the holders of these options, warrants and convertible securities exercised their rights to acquire shares of Common Stock, the Company would be unable to honor all such exercises.

PURPOSE OF THE COMMON STOCK PROPOSAL. The immediate purpose of the Common Stock Proposal is to make available a sufficient number of shares of Common Stock to permit the Company to honor an exercise or conversion of all existing options, warrants and convertible securities, if the holders elected to do so.

The Company may in the future enter into strategic joint venture or other collaborative business arrangements with licensees, suppliers, distributors and other parties with whom the Company does business. Certain such transactions could involve an equity investment in the Company or the issuance of stock options, warrants or other securities convertible into or exercisable or exchangeable for shares of Common Stock. The Company may also in the future undertake additional equity financing through a public offering or private placement of Common Stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of Common Stock. The authorization of additional shares of Common Stock pursuant to the Common Stock Proposal will permit the Company to seek such additional equity financing when and if market conditions are advantageous without the delay and uncertainty inherent in obtaining future stockholder approval for the authorization of additional shares of Common Stock in order to permit such financing. For example, the cost, prior notice requirement and delay involved in obtaining shareholder approval at the time that a transaction may become desirable could make it difficult or impossible to effect the transaction. The additional shares of Common Stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further shareholder approval, unless shareholder action is required by applicable law or by the rules of the stock exchange on which the Company's securities may then be listed.

EFFECT OF CHANGE. One of the effects of the Common Stock Proposal, if adopted, however, may also be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which stockholders other than TRMI might view as desirable. In addition, since the Company's stockholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interests of current stockholders of the Company.

                               ---------------


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMMON STOCK PROPOSAL.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                     MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Equity Compensation Plan Information

The following table sets forth aggregate information regarding grants under all equity compensation plans of ECD as of February 2, 2004.

                                     Number of                            Number of securities
                                  securities to be                        remaining available
                                    issued upon      Weighted-average     for future issuance
                                  exercise of out-   exercise price of    under equity compen-
                                    standing op-        outstanding      sation plans (excluding
                                  tions, warrants    options, warrants   securities reflected in
         Plan category              and rights          and rights             1st column)
-------------------------------   ----------------   -----------------   -----------------------

Equity compensation plans
approved by security holders(1)      3,096,008            $16.90                (2)

Equity compensation plans not
approved by security holders           359,749(3)(4)      $10.17                (4)(5)

Total                                3,455,757            $16.20                (2)(4)(5)
                                     =========

   ---------------
      (1) These plans consist of the 1987 Stock Option and Incentive Plan, the 1995 Non-Qualified Stock Option Plan and the 2000 Non-Qualified Stock Option Plan.

      (2) In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved the suspension of all future stock option grants under our existing plans until such time when our stockholders approve an amendment to Article Four of our Certificate of Incorporation to increase the number of authorized shares. As of February 2, 2004, there were 1,211,070 securities remaining available for future issuances under our equity compensation plans approved by security holders.

      (3) Of the 359,749 shares issuable upon exercise, options to acquire 221,499 and 138,250 shares were issued to Mr. and Dr. Ovshinsky, respectively, pursuant to Stock Option Agreements dated November 1993 which are subject to periodic anti-dilution protection adjustments based on changes in the number of outstanding shares of our common stock. Under those Stock Option Agreements, if we issue any equity securities, other than pursuant to the exercise of options by Mr. and Dr. Ovshinsky under their respective Stock Option Agreements, we are obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of our common stock so that their respective proportionate equity interest in ECD as of November 1993 is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of our fiscal quarters and coincident with significant issuances of our common stock.

      (4) In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved our entering into an agreement with Mr. and Dr. Ovshinsky for the suspension of their rights to exercise 180,000 and 120,000 shares, respectively, granted to them pursuant to Stock Option Agreements dated November 1993 until the earlier of (i) the date that we file an amendment to our Certificate of Incorporation following stockholder approval to increase the number of authorized shares, or (ii) December 31, 2004. Mr. and Dr. Ovshinsky also have agreed to the temporary postponement of the anti-dilution provision (see Note 3 above) under their respective Stock Option Agreements.

      (5) In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved our entering into an agreement with Mr. Stempel for the suspension of his rights to exercise 300,000 shares granted to him pursuant to Stock Option Agreement dated January 1999 until the earlier of (i) the date that we file an amendment to our Certificate of Incorporation following stockholder approval to increase the number of authorized shares, or (ii) December 31, 2004.

Security Ownership of Certain Beneficial Owners and Management

                              Class A Common Stock

Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, directors and founders of ECD), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8% and 29.8%, respectively), of the outstanding shares of Class A Common Stock. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. Common Stock is entitled to one vote per share and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 30, 2005. Under applicable Delaware law, the September 30, 2005 mandatory conversion date may be extended in the future from time to time with approval of ECD's stockholders voting together as a single class.

As of February 2, 2004, Mr. Ovshinsky also had the right to vote 126,500 shares of Common Stock (Sanoh Shares) owned by Sanoh Industrial Co., Ltd. (Sanoh) under the terms of an agreement dated as of November 3, 1992 between ECD and Sanoh which, together with the Class A Common Stock and 19,749 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 18.46% of the combined voting power of ECD's outstanding stock.

ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5% of our common stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A common stock, or Mr. Stempel is the beneficial owner of Class B common stock, ChevronTexaco will vote its shares of our common stock in accordance with the votes cast by the holders of Class A common stock (prior to its conversion) or Class B common stock (after conversion of the Class A common stock).

The following table sets forth, as of February 2, 2004, information concerning the beneficial ownership of Class A Common Stock by each director and all executive officers and directors of ECD as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.

                              Class A
                            Common Stock     Total Number of
       Name of              Beneficially         Shares           Percentage of
   Beneficial Owner         Owned(1)(2)     Beneficially Owned        Class
-----------------------    -------------    ------------------    -------------

Stanford R. Ovshinsky         153,420            153,420              69.8%

Iris M. Ovshinsky              65,601             65,601              29.8%

All other executive
officers and directors
as a group (9 persons)          --                 --                  --
                             ---------          ---------            -------
Total                         219,021            219,021              99.6%
                             =========          =========            =======
   ---------------
      (1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4%, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

      (2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock option for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated in the above table, but are included in the shares of Common Stock beneficially owned by Mr. and Dr. Ovshinsky (see table of beneficial ownership of Common Stock).

                              Class B Common Stock

Mr. Robert C. Stempel owns all of the 430,000 authorized shares of Class B Common Stock were awarded to Mr. Robert C. Stempel pursuant to the terms of a Restricted Stock Agreement dated as of January 15, 1999 between the Company and Mr. Stempel.

The terms of the Class B Common Stock are substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock currently entitles the holder to one vote on all matters to be voted upon by the Company's stockholders. However, each share of Class B Common Stock will become entitled to 25 votes as of the first date upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. The Company's amended Certificate of Incorporation provides that the foregoing September 30, 2005 mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5% of our common stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A common stock, or Mr. Stempel is the beneficial owner of Class B common stock, ChevronTexaco will vote its shares of our common stock in accordance with the votes cast by the holders of Class A common stock (prior to its conversion) or Class B common stock (after conversion of the Class A common stock).

                               Common Stock

DIRECTORS AND EXECUTIVE OFFICERS. The following table sets forth, as of February 2, 2004, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.



                                         Amount and Nature of      Percentage
       Name of Beneficial Owner         Beneficial Ownership(1)    of Class(2)
  ----------------------------------    -----------------------    -----------

     Robert C. Stempel                        891,404  (3)            3.52%
     Stanford R. Ovshinsky                    804,616  (4)            3.19%
     Iris M. Ovshinsky                        424,248  (5)            1.70%
     Nancy M. Bacon                           247,215  (6)            1.00%
     Hellmut Fritzsche                         30,250  (7)              *
     Stephan W.  Zumsteg                       30,000  (8)              *
     Walter J. McCarthy, Jr.                   20,708  (9)              *
     James R.  Metzger                         19,974 (10)              *
     Stanley K. Stynes                         19,589 (11)              *
     Florence I. Metz                          17,405 (12)              *
     Umberto Colombo                           15,672 (13)              *
     All executive officers and
     directors as a group (11 persons)      2,521,081                 9.42%
                                            =========
   ---------------
          *   Less than 1%.

         (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

         (2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see
              Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         (3) Includes 430,000 shares of Class B Common Stock and 400,000 shares represented by options exercisable within 60 days. In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved our entering into an agreement with Mr. Stempel for the suspension of his rights to exercise 300,000 shares granted to him pursuant to Stock Option Agreement dated January 1999 until the earlier of
              (i) the date that we file an amendment to our Certificate of Incorporation following stockholder approval to increase the number of authorized shares, or (ii) December 31, 2004. The 300,000 shares are not included in the number of shares indicated in the above table.

         (4) Includes 512,456 shares represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power and 153,420 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table. In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved our entering into an agreement with Mr. Ovshinsky for the suspension of his rights to exercise 180,000 shares granted to him pursuant to Stock Option Agreements dated November 1993 until the earlier of (i) the date that we file an amendment to our Certificate of Incorporation following stockholder approval to increase the number of authorized shares, or (ii) December 31, 2004. Mr. Ovshinsky also has agreed to the temporary postponement of the anti-dilution provision under his Stock Option Agreements. The 180,000 shares are not included in the number of shares indicated in the above table.

         (5) Includes 351,138 shares represented by options exercisable within 60 days and 65,601 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table. In October 2003, in order to make available additional shares to complete a proposed equity financing, our Board of Directors approved our entering into an agreement with Dr. Ovshinsky for the suspension of her rights to exercise 120,000 shares granted to her pursuant to Stock Option Agreements dated November 1993 until the earlier of (i) the date that we file an amendment to our Certificate of Incorporation following stockholder approval to increase the number of authorized shares, or (ii) December 31, 2004. Dr. Ovshinsky also has agreed to the temporary postponement of the anti-dilution provision under her Stock Option Agreements. The 120,000 shares are not included in the number of shares in the above table.

         (6) Includes 222,200 shares represented by options exercisable within 60 days.

         (7) Includes 20,388 shares represented by options exercisable within 60 days.

         (8) Includes 28,000 shares represented by options exercisable within 60 days.

         (9) Includes 6,000 shares represented by options exercisable within 60 days.

        (10) Includes 16,000 shares represented by options exercisable within 60 days.

        (11) Includes 6,000 shares represented by options exercisable within 60 days.

        (12) Includes 9,000 shares represented by options exercisable within 60 days.

        (13) Includes 11,000 shares represented by options exercisable within 60 days.

 PRINCIPAL SHAREHOLDERS. The following table sets forth, as of February 2, 2004, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


           Name and Address of           Amount and Nature of    Percentage of
            Beneficial Holder            Beneficial Ownership       Class(1)
    ----------------------------------   --------------------   ---------------
    TRMI Holdings Inc. (ChevronTexaco)
    6001 Bollinger Canyon Road
    San Ramon, California 94583              4,376,633 (2)           17.39%

    Fidelity Capital Trust:
    Fidelity Capital Appreciation Fund
    82 Devonshire Street, E31C               2,519,132 (3)            9.77%
    Boston, Massachusetts 02109

    Heimdall Investments Ltd.
    C/o HBK Investments L.P.                 1,834,573 (4)            7.09%
    300 Crescent Court - Suite 700
    Dallas, Texas 75201

    CCM Master Qualified Fund, Ltd.
    C/o Coghill Capital Management, L.L.C.   1,971,195 (5)            7.82%
    One North Wacker Drive - Suite 4350
    Chicago, Illinois 60606

   ---------------
         (1) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         (2) Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, TRMI Holdings Inc., a unit of ChevronTexaco, has agreed that (i) so long as it beneficially owns an aggregate of 5% of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). TRMI Holdings' percentage of class is computed based on 23,947,533 shares of Common Stock outstanding, 219,913 shares of Class A Common Stock outstanding and 430,000 shares of Class B Common Stock outstanding.

         (3) Consists of 1,259,566 outstanding shares of common stock and 1,259,566 shares of common stock issuable upon exercise of currently exercisable warrants. Excludes 200,000 shares owned by Fidelity Management & Research Company.

         (4) Consists of 496,781 outstanding shares of common stock and 1,337,792 shares of common stock issuable upon exercise of currently exercisable warrants. HBK Investments L.P. may be deemed to have sole voting power and sole dispositive power over the shares held by Heimdall Investments Ltd. pursuant to an Investment Management Agreement between HBK Investments L.P. and Heimdall Investments Ltd.

         (5) Consists of 1,302,299 outstanding shares of common stock and 668,896 shares of common stock issuable upon exercise of currently exercisable warrants. Coghill Capital Management, L.L.C. and Clint D. Coghill, through their control of CCM Master Qualified Fund, Ltd., have shared voting and dispositive power over these shares.


                               EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:

                                                                Served as an
                                                                  Executive
                                                             Officer or Director
          Name            Age              Office                   Since
 ----------------------   ----   --------------------------  -------------------
 Stanford R. Ovshinsky     81    President, Chief Technology       1960 (1)
                                 Officer and Director

 Iris M. Ovshinsky         76    Vice President and Director       1960 (1)

 Robert C. Stempel         70    Chairman of the Board, Chief      1995
                                 Executive Officer and Director

 James R. Metzger          56    Executive Vice President and      2002
                                 Chief Operating Officer

 Nancy M. Bacon            57    Senior Vice President             1976

 Hellmut Fritzsche         77    Vice President                    1969

 Stephan W. Zumsteg        57    Vice President and Chief          1997
                                 Financial Officer

   ---------------
         (1) The predecessor of ECD was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.


See "Item No. 1, Election of Directors" for  information  relating to Stanford
R. Ovshinsky, Iris M. Ovshinsky and Robert C. Stempel.

James R. Metzger joined ECD as Vice Chairman in November 2002. In February 2003, he was named ECD's Chief Operating Officer. He was named Executive
Vice President in February 2004 with responsibility for the day-to-day operations of ECD. He has served on ECD's Board of Directors since July 2000. Prior to his retirement from ChevronTexaco on March 1, 2002 following the merger of Chevron and Texaco on October 9, 2001, he was Vice President and Chief Technology Officer at Texaco Inc.

Mrs. Bacon joined ECD in 1976 as Vice President of Finance and Treasurer and was named Senior Vice President in 1993. She has served on ECD's Board of Directors since 1977. Mrs. Bacon also serves as a director of United Solar Ovonic Corp., United Solar Ovonic LLC and Sovlux.

Hellmut Fritzsche was a professor of physics at the University of Chicago from 1957 until his retirement in 1996. He was chairman of the Department of Physics at the University of Chicago until 1986. Dr. Fritzsche has been one of our vice presidents since 1965, acting on a part-time basis, chiefly in our research and product development activities. He serves on the board of directors of United Solar Ovonic Corp.

Stephan W. Zumsteg joined ECD in March 1997. He was elected treasurer in April 1997 and vice president and chief financial officer in February 2001. Mr. Zumsteg also serves as treasurer of Ovonic Battery, Ovonic Fuel Cell and Texaco Ovonic Hydrogen Systems.


                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 2003, all filing requirements were met on a timely basis.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to ECD's Chief Executive Officer and the next four most highly compensated executive officers for the fiscal years ended June 30, 2003, 2002 and 2001.


                          SUMMARY COMPENSATION TABLE

                             Annual  Compensation                 Long-Term Compensation
                           ------------------------    --------------------------------------------
                                                                      Options
        Name and            Fiscal                                  (Number of        All Other
   Principal Position       Year(1)      Salary(2)       Bonus        Shares)      Compensation(3)
 ----------------------    ---------    -----------    ---------   -------------   ---------------

 Stanford R. Ovshinsky,      2003        $ 367,668                    40,000          $ 10,781
 President and Chief         2002        $ 349,713      $ 24,076      44,530(4)       $ 12,362
 Technology Officer          2001        $ 334,408                   118,239(5)       $ 10,361

 Iris M. Ovshinsky,          2003        $ 314,727                    25,000          $ 13,562
 Vice President              2002        $ 299,730                    29,687(4)       $ 12,362
                             2001        $ 284,636                    82,160(5)       $ 10,361

 Robert C. Stempel,          2003        $ 300,019                    40,000          $  4,191
 Chief Executive Officer     2002        $ 294,247                    25,000          $  4,191
 and Chairman(6)             2001        $ 270,004                   100,000          $  4,191

 Nancy M. Bacon,             2003        $ 289,441                    30,000          $ 10,322
 Senior Vice                 2002        $ 275,017                    12,000          $  8,942
 President                   2001        $ 264,243                    60,000          $  6,041


 Subhash K. Dhar,            2003        $ 280,779                    25,000          $  9,407
 President and Chief         2002        $ 274,241                    10,000          $  8,111
 Operating Officer,          2001        $ 247,703                    50,000          $  5,528
 Ovonic Battery(7)

   ---------------

         (1) ECD's fiscal year is July 1 to June 30. ECD's 2003 fiscal year ended June 30, 2003.

         (2) Amounts shown include compensation deferred under ECD's 401 (k) Plan. In light of our cost-containment initiatives, the salaries of the named executives were reduced by 10 percent effective September 1, 2003.

         (3) "All Other Compensation" is comprised of (i) contributions made by us to the accounts of each of Mr. Ovshinsky, Dr. Ovshinsky, Mrs. Bacon and Mr. Dhar under our 401(k) Plan in the amount of $8,000, $6,800 and $4,800 with respect to calendar year ended December 31, 2002, 2001 and 2000 and (ii) the dollar value of any life insurance premiums paid by us in the fiscal years ended June 30, 2003 and 2002 and calendar year ended December 31, 2000 with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $2,781, $5,562 and $5,561; Dr. Ovshinsky $5,562, $5,562 and $5,561; Mr. Stempel
              $4,191 (all three years); Mrs. Bacon $2,322, $2,142 and $1,241;
              Mr. Dhar $1,407, $1,311 and $728. Under the 401(k) Plan, which is a qualified defined-contribution plan, we make matching contributions periodically on behalf of the participants. Effective October 2000, the Board of Directors approved employer matching contribution in the amount of 100% of the first 2% and 50% of the next 4% of each such participant's contributions. These matching contributions were limited to 4% of a participant's salary, up to $200,000, for calendar year 2002, 4% of salary, up to $170,000, for calendar year 2001 and 3% of salary, up to $160,000, for calendar year 2000. Mr. Stempel does not participate in our 401(k) Plan.

         (4) The stock options were issued to Mr. and Dr. Ovshinsky pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of our common stock. Under these Stock Option Agreements, if we issue any equity securities, other than pursuant to the exercise of options by Mr. and Dr. Ovshinsky under their respective Stock Option Agreements, we are obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of our common stock so that their respective proportionate equity interest is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of our fiscal quarters and coincident with significant issuances of our common stock. See Note H of Notes to Consolidated Financial Statements for the Three Years Ended June 30, 2003.

         (5) In fiscal year 2001, of the stock options issued to Mr. and Dr. Ovshinsky in the amount of 118,239 shares and 82,160 shares, respectively, 18,239 shares (Mr. Ovshinsky) and 12,160 shares (Dr. Ovshinsky) were issued pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of our common stock. The balance of the stock options issued to Mr. and Dr. Ovshinsky (100,000 shares and 70,000 shares, respectively) were granted under the 2000 Non-Qualified Stock Option Plan.

         (6) See "Security Ownership of Certain Beneficial Owners and Management" for a description of Class B common stock awarded to Mr. Stempel under a Restricted Stock Agreement dated January 15, 1999. All shares of restricted stock will be deemed to vest if Mr. Stempel is serving as one of our directors and officers on September 30, 2005 or upon the occurrence of a change in control of ECD.

         (7)  Mr. Dhar departed ECD in November 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 2003.

                                                                                       Potential Realizable
                                                                                         Value at Assumed
                                                                                       Annual Rates of Stock
                                                                                       Price Appreciation for
                                                Individual Grants                          Option Term(1)
                            ------------------------------------------------------   --------------------------
                             Number of       Percent
                             Securities      of Total
                             Underlying      Options       Exercise
                              Options       Granted to     of Base
                              Granted       Employees       Price      Expiration
       Name                     (#)       in Fiscal Year    ($/Sh)        Date           5%          10%
 -----------------------    -----------   --------------   --------   ------------   ----------   ----------

  Stanford R. Ovshinsky       40,000           6.27%        $10.40     11/08/2012     $261,620     $662,997

  Robert C. Stempel           40,000           6.27%        $10.40     11/08/2012     $261,620     $662,997

  Nancy M. Bacon              30,000           4.70%        $10.40     11/08/2012     $196,215     $497,248

  Iris M. Ovshinsky           25,000           3.92%        $10.40     11/08/2012     $163,513     $414,373

  Subhash K. Dhar(2)          25,000           3.92%        $10.40     11/08/2012     $163,513     $414,373

   ---------------

         (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

         (2)  Mr. Dhar departed ECD in November 2003.

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 2003, and the number and value of unexercised options held by the named executive officers at fiscal year end.

                                                               Number of Securities
                                  Shares                      Underlying Unexercised       Value of Unexercised
                                 Acquired        Value         Options at Fiscal          in-the-Money Options
                                on Exercise     Realized           Year End                at Fiscal Year End
           Name                     (#)           ($)       Exercisable/Unexercisable   Exercisable/Unexercisable
 --------------------------    -------------   ----------   -------------------------   -------------------------
  Robert C. Stempel(1)               _             _             656,500/87,500                    $0/$0

  Stanford R. Ovshinsky(2)           _             _             656,456/80,000                    $0/$0

  Iris M. Ovshinsky(3)               _             _             447,138/53,000                    $0/$0

  Nancy M. Bacon(4)                  _             _             194,600/57,600                    $0/$0

  Subhash K. Dhar(5)                 _             _              81,040/48,000                    $0/$0

      ---------------

         (1) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $14.09 and $17.10 per share, respectively.

         (2) Mr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $14.61 and $16.51 per share, respectively.

         (3) Dr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $14.70 and $16.90 per share, respectively.

         (4) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $15.42 and $16.30 per share, respectively.

         (5) Mr. Dhar's exercisable and unexercisable options are exercisable at a weighted average price of $19.50 and $16.30 per share, respectively. As a result of his departure from ECD in November 2003, Mr. Dhar's exercisable and unexercisable options will expire according to the terms of the respective plans pursuant to which they were granted.


                              EMPLOYMENT AGREEMENTS

On September 2, 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. In February 1999, the boards of directors of ECD and Ovonic Battery renewed each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with ECD provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases and an annual bonus equal to 1% of our pre-tax income (excluding Ovonic Battery) and 1% of the operating income of Ovonic Battery. Mr. Ovshinsky's annual salary increases are determined based upon increases in the cost of living as determined by the Compensation and Nominating Committee using as a guide the percentage increase in the Consumer Price Index for the Detroit-metropolitan area published by the Bureau of Labor Statistics. In recognition and acknowledgement of Mr. Ovshinsky's invaluable contributions, the Compensation and Nominating Committee determined that Mr. Ovshinsky's salary increase in fiscal years 2003, 2002 and 2001 should be above the nominal cost-of-living increase.

Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from ECD providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by ECD following a change in control of us. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of our assets; (ii) the approval by our stockholders of any plan or proposal of our liquidation or dissolution; (iii) the consummation of any consolidation or merger of us in which we are not the surviving or continuing corporation; (iv) the acquisition by any person of 30% or more of the combined voting power of our then outstanding securities having the right to vote for the election of directors;
(v) changes in the constitution of the majority of our Board of Directors; (vi) the holders of our Class A common stock ceasing to be entitled to exercise their preferential voting rights other than as provided in our charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Ovshinsky.

Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share, to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6% of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vested on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, and are now fully vested.

In February 1998, our Compensation and Nominating Committee recommended and our Board of Directors approved an Employment Agreement between ECD and Dr. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for ECD to have the benefits of Dr. Ovshinsky's services as a consultant to us following the termination of her active employment for consulting fees equal to 50% of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky has the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or ECD upon 120 days' notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases.

On January 15, 1999, we entered into an Executive Employment Agreement with Mr. Stempel and a Restricted Stock Agreement awarding Mr. Stempel 430,000 shares of Class B common stock. The Executive Employment Agreement provides that Mr. Stempel will be employed by ECD for a term ending September 30, 2005.
During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined from time to time. The Executive Employment Agreement also provides for discretionary bonuses based on Mr. Stempel's individual performance and our financial performance. The Executive Employment Agreement also requires us to provide Mr. Stempel with non-wage benefits of the type provided generally by us to our senior executive officers.

The Executive Employment Agreement permits Mr. Stempel to retire as one of our officers and employees and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as our officer. The Executive Employment Agreement permits us to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non-competition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as one of our officers and employees (other than as a result of his death or mental or physical disability).

Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will generally cease effective upon the date of the termination of his employment, except that we will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.


                      COMPENSATION AND NOMINATING COMMITTEE REPORT ON
                              COMPENSATION MATTERS

Effective July 17, 2003, our management recommended and the Board of Directors approved the restructuring of the Compensation Committee to include the functions of a nominating committee and renaming it the Compensation and Nominating Committee. The Compensation and Nominating Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz.

The Compensation and Nominating Committee is responsible for administering the policies which govern both annual compensation of executive officers and our stock option plans. The Compensation and Nominating Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to us. We do not have a formal bonus program for executives, although we have awarded bonuses to our executives from time to time.

The Compensation and Nominating Committee also assists in identifying and recommending qualified individuals to serve on our Board of Directors and proposes a slate of nominees for election at the annual meeting of stockholders.

The Compensation and Nominating Committee considers our financial position and other factors in determining the compensation of our executive officers. These factors include remaining competitive within the relevant hiring market - whether scientific, managerial or otherwise - so as to enable us to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of our common stock, such as by a granting of stock option or similar equity-based compensation, to instill ownership thinking and align the employees' and stockholders' objectives. We have been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

SALARY AND BONUS. Salary is paid for ongoing performance. During our fiscal year 2003, the Compensation and Nominating Committee determined that we had achieved several important scientific and business milestones. The Committee also concluded that the achievement of these milestones had not yet been fully reflected in our financial results. However, the Compensation and Nominating Committee determined that it was advisable to raise executive base salaries. We do not have a formal bonus program for executives. There were no bonuses awarded to our executives for the fiscal year ended June 30, 2003.

In light of our cost-containment initiatives, the salaries of senior executives were reduced by 10 percent effective September 1, 2003.

STOCK OPTIONS. The Compensation and Nominating Committee considers stock options to be an extremely effective incentive for executive officers and other employees. Such options also encourage executives to remain with us because they vest over a period of years. During fiscal year 2003, the Compensation and Nominating Committee approved the grant of stock options to senior executives. The number of stock options granted to our five most highly paid executive officers is described in "Executive Compensation."

Our employees and our majority-owned subsidiaries also participate in the broad-based stock option program.

CHIEF EXECUTIVE OFFICER COMPENSATION (FISCAL YEAR 2003). In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by us and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Management -- Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 2003 was determined in accordance with his Employment Agreements with ECD and Ovonic Battery and included a discretionary increase above the nominal cost-of-living increase. Mr. Ovshinsky did not receive a bonus during fiscal year 2003.

                                   COMPENSATION AND NOMINATING COMMITTEE
                                   Walter J. McCarthy, Jr.
                                   Florence I. Metz

                                PERFORMANCE GRAPH

The line graph below compares the cumulative total stockholder return on our common stock over a five-year period with the return on the Nasdaq Stock Market -- U.S. Index and the Russell 2000 Index.



                                                                  Cumulative Total Return
                                         -------------------------------------------------------------------
                                            6/98       6/99       6/00       6/01       6/02       6/03
     ENERGY CONVERSION DEVICES, INC.        100.00     102.58     261.94     289.03     161.96      97.03
     NASDAQ STOCK MARKET (U.S.)             100.00     143.67     212.43     115.46      78.65      87.33
     RUSSELL 2000                           100.00     101.50     116.04     116.80     106.67     104.92


The total return with respect to Nasdaq Stock Market -- U.S. Index and the Russell 2000 Index assumes that $100 was invested on June 30, 1998, including reinvestment of dividends.

We have not paid any cash dividends in the past and do not expect to pay any in the foreseeable future.

The Report of the Compensation and Nominating Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRMI (CHEVRONTEXACO). Pursuant to our Stock Purchase Agreement with TRMI dated as of May 1, 2000, ChevronTexaco, through its TRMI unit, purchased a 20% equity stake in our common stock for $67.4 million. As part of this Stock Purchase Agreement, ChevronTexaco received rights to purchase additional shares of our common stock or our other equity securities.

So long as ChevronTexaco owns more than 5% of our common stock and in the event we issue additional equity securities other than to ChevronTexaco, ChevronTexaco has the right to purchase additional equity securities in order for ChevronTexaco to maintain its same proportionate interest in our common stock as ChevronTexaco held prior to the issuance of the additional equity securities. If ChevronTexaco elects to purchase our common stock, the purchase price will be the average of the closing price on the Nasdaq Stock Market of our common stock as reported in The Wall Street Journal for the five trading days prior to the closing date of the sale multiplied by the number of shares of our common stock which ChevronTexaco is entitled to purchase. If ChevronTexaco does not exercise its right to purchase additional equity securities within 15 days after delivery of a notice from us, ChevronTexaco's right to purchase such additional equity securities which are the subject of the notice will terminate. ChevronTexaco waived its purchase rights in connection with our recent offering of shares of common stock and stock purchase warrants to institutional investors.
Donald L. Paul, Vice President and Chief Technology Officer of ChevronTexaco, and Greg M. Vesey, President of ChevronTexaco Technology Ventures, served as directors of ECD from 2001 through September 2003. ChevronTexaco is entitled to designate one nominee to our Board of Directors for so long as it owns more than 5% of our common stock and is entitled to designate two nominees, or one-fifth of the number of directors on our Board of Directors then serving, for so long as ChevronTexaco owns 10% of our common stock. There presently are no ChevronTexaco designated nominees serving on our Board of Directors.

OVONIC FUEL CELL COMPANY. Effective as of December 31, 2002, we purchased the 50% interest of ChevronTexaco in Texaco Ovonic Fuel Cell Company. The company is now owned 100% by ECD and has been renamed Ovonic Fuel Cell Company. Stanford R. Ovshinsky serves as president of Ovonic Fuel Cell Company and, until December 31, 2002, served as a member of the Management Committee of Texaco Ovonic Fuel Cell Company. Until December 31, 2002, Robert C. Stempel served on the Management Committee of Texaco Ovonic Fuel Cell Company. Mr. Vesey, one of our former directors, served on the Management Committee of Texaco Ovonic Fuel Cell Company until December 31, 2002. For the years ended June 30, 2003, 2002 and 2001, we recorded revenues of $4,022,000, $8,887,000 and $8,831,000, respectively, from Texaco Ovonic Fuel Cell for product development services.
For the period subsequent to December 31, 2002, we have not recorded revenues from Ovonic Fuel Cell Company and do not expect to record revenues from Ovonic Fuel Cell Company for the fiscal year ending June 30, 2004.

TEXACO OVONIC HYDROGEN SYSTEMS. Mr. Ovshinsky and Mr. Stempel are members of the Management Committee of Texaco Ovonic Hydrogen Systems. Mr. Ovshinsky serves as president of Texaco Ovonic Hydrogen Systems. Mr. Vesey, one of our former directors, is a member of the Management Committee of Texaco Ovonic Hydrogen Systems. We own 50% of Texaco Ovonic Hydrogen Systems. For the years ended June 30, 2003, 2002 and 2001, we recorded revenues of $13,651,000, $18,581,000 and
$11,818,000, respectively, from Texaco Ovonic Hydrogen Systems, primarily for market development and advanced product development work. For the fiscal year ending June 30, 2004, we expect to record approximately 10 million in revenue.

TEXACO OVONIC BATTERY SYSTEMS. Mr. Ovshinsky and Mr. Stempel are members of the Management Committee of Texaco Ovonic Battery Systems. Mr. Vesey, one of our former directors, is a member of the Management Committee of Texaco Ovonic Battery Systems. Ovonic Battery owns 50% of Texaco Ovonic Battery Systems. For the year ended June 30, 2003 and 2002, Ovonic Battery recorded revenues of $12,367,000 and $16,315,000 from Texaco Ovonic Battery Systems, primarily for advanced product development and market development work. For the fiscal year ending June 30, 2004, we expect to record approximately 5 million in revenue.

OVONYX. Mr. Ovshinsky is chairman and a director of Ovonyx. Mr. Stempel is vice chairman and a director of Ovonyx. We currently own 41.7% of Ovonyx. We recorded revenues from Ovonyx of $162,000, $215,000 and $382,000 for the years ended June 30, 2003, 2002 and 2001, respectively, representing services performed for its operations, which commenced on January 15, 1999. We made a capital contribution of $1,000,000 to Ovonyx in the year ended June 30, 2003 in exchange for technology previously contributed by us to Ovonyx and an exclusive royalty-bearing license. We expect to record approximately $140,000 in revenue from Ovonyx for the fiscal year ending June 30, 2004.

OVONIC MEDIA. Mr. Ovshinsky and Mr. Stempel are members of the Alliance Board of Ovonic Media. We have a 49% interest in this joint venture. For the years ended June 30, 2003, 2002 and 2001, we had revenues of $615,000, $1,923,000 and
$2,298,000, respectively, from Ovonic Media for providing product development services. We recorded no revenues from Ovonic Media since June 30, 2003 and do not expect to record any revenues from Ovonic Media for the fiscal year ending June 30, 2004.

UNITED SOLAR OVONIC LLC. This entity was formed on April 11, 2000 as Bekaert ECD Solar Systems LLC. 60% of the membership interest was owned by Bekaert Corporation and the remaining 40% was and continues to be owned by United Solar Ovonic Corp. (formerly known as United Solar Systems Corp.). From April 11, 2000 to May 14, 2003, when we acquired Bekaert's 60% interest, the financial statements of United Solar Ovonic LLC were not included in our consolidated financial statements. Beginning May 15, 2003, we consolidated the financial statements of United Solar Ovonic LLC within our own financial statements. For the years ended June 30, 2003, 2002 and 2001, we recorded revenues from United Solar Ovonic LLC of $6,267,000, $10,121,000 and $9,948,000, respectively, for product sales.

SOUTHWALL. Mr. Stempel is a member of the board of directors of Southwall. For the years ended June 30, 2003, 2002 and 2001, we had revenues of $223,000, $9,000 and $30,000, respectively, from Southwall under a contract to build large-area deposition equipment. The completed equipment was shipped to Southwall in July 2000. We recorded no revenues from Southwall since June 30, 2003 and do not expect to record any revenues from Southwall for the fiscal year ending June 30, 2004.

OTHER ARRANGEMENTS. Herbert Ovshinsky, Mr. Ovshinsky's brother, is employed by us as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $200,012 in salary during the year ended June 30, 2003.

Benjamin Ovshinsky, Mr. Ovshinsky's son, is employed by us as our business representative for the Western United States. He received compensation of $82,044 during the year ended June 30, 2003.

HKO Media, Inc., owned by Harvey Ovshinsky, Mr. Ovshinsky's son, performed video production services on behalf of us. HKO Media, Inc. was paid $343,479 by us for its services during the fiscal year ended June 30, 2003.

                             ADDITIONAL INFORMATION

COST OF SOLICITATION. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $6,000 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

OTHER ACTION AT THE MEETING. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held on November 18, 2004, must be received by the Company no later than July 20, 2004 in order for those proposals to be included in the proxy materials for the meeting.


                               ---------------


Stockholders are urged to send in their proxies without delay.


                                          By Order of the Board of Directors


                                          /S/Ghazaleh Koefod
                                          -----------------------------
                                          Ghazaleh Koefod
                                          Secretary


February 19, 2004

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE

Purpose
-------

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the independent public accounting firm's qualifications and independence, (3) the performance of the Company's internal audit function and independent public accountants, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members of the Board of Directors. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. ("NASDAQ") and applicable Federal law.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Compensation and Nominating Committee. Audit Committee members shall serve until their successor shall be duly elected and qualified or their earlier resignation or removal.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to shareholder ratification), and shall pre-approve all audit engagement fees and terms and all significant non-audit engagements with the independent public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall meet as often as it determines is necessary or advisable, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the Director of Corporate Risk Management and Internal Audit and the independent public accountants in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

      FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss with management and the independent public accountants the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent public accountants the Company's quarterly financial statements, including disclosures made in management's discussion and analysis and the results of the independent public accountants' reviews of the quarterly financial statements, prior to the filing of its Form 10-Q.

3. Discuss with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, any special audit steps adopted in light of material control deficiencies, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

4. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, and financial information and earnings guidance.

5. Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7. In connection with each periodic report of the Company, review management's disclosure to the Committee required under ss.302 of the Sarbanes-Oxley Act with respect to the Company's disclosure and internal controls, and the content of the CEO and CFO certifications required by ss.302 and ss.906 of the Act.

8. Review the Company's programs for compliance with the financial disclosure requirements of applicable law.

9. Review with management, the Director of Corporate Risk Management and Internal Audit and the independent public accountants the Company's processes to maintain an adequate system of internal controls.

10. Discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

      a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent public accountants, Director of Corporate Risk Management and Internal Audit or management.

      b) The management letter provided by the independent public accountants and the Company's response to that letter.

      c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT PUBLIC ACCOUNTANTS

11. Review the experience and qualifications of the senior members of the independent public accounting team.

12. Obtain and review a report from the independent public accountants at least annually regarding (a) the public accounting firm's internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent public accountants and the Company. Evaluate the qualifications, performance and independence of the independent public accountants, including considering whether the public accounting firm's quality controls are adequate and whether the provision of non-audit services is compatible with maintaining the public accountant's independence, taking into account the opinions of management and the Director of Corporate Risk Management and Internal Audit. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the public accountant.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent public accountants who were engaged on the Company's account.

14. Meet with the independent public accountants prior to the audit to discuss the planning and staffing of the audit.

      Oversight of the Company's Internal Audit Function

15. Review and approve the appointment and replacement of the Company's Director of Corporate Risk Management and Internal Audit.

16. Review the significant reports to management prepared by the Director of Corporate Risk Management and Internal Audit and management's responses.

17. Discuss with the independent public accountant the responsibilities of the Director of Corporate Risk Management and Internal Audit, budget and staffing and any recommended changes in the planned scope of the internal audit.

      COMPLIANCE OVERSIGHT RESPONSIBILITIES

18. Obtain from the independent public accountants assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

19. Obtain reports from management, the Company's Director of Corporate Risk Management and Internal Audit and the independent public accountants that the Company and its subsidiary are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

20.   Approve all related-party transactions entered into by the Company.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters that ensure that such complaints are treated as confidential and anonymous.

22. Discuss with management and the independent public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

24. Reassess the Charter at least annually and present to the Board for its formal review and approval any proposed changes.

25. Perform such other duties and responsibilities as may be assigned to the Audit Committee by law, the Company's charter or bylaws or the Board.

Limitation of Audit Committee's Role
------------------------------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent public accountants.

                                    EXHIBIT B

                PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
                       STOCK FROM 30,000,000 TO 50,000,000


The first sentence of Article FOURTH is to be modified to read as follows:


FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 50,930,000 shares, of which 500,000 shares shall be Class A Common Stock of a par value of one cent ($.01) per share, 430,000 shall be Class B Common Stock of a par value of one cent ($.01) per share, and 50,000,000 shares shall be Common Stock of a par value of one cent ($.01) per share.

                             MAP TO SITE OF ANNUAL MEETING















                                                                   ECVCM-PS-03

                         ENERGY CONVERSION DEVICES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, March 18, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.



                                   DETACH HERE


                         ENERGY CONVERSION DEVICES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on March 18, 2004 at 10:00 a.m. (EST) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR Proposals 1, 2 and 3.


PLEASE VOTE, DATE AND SIGN ON REVERSE AN RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.


Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


 HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

 -----------------------------------        -----------------------------------

 -----------------------------------        -----------------------------------

ENERGY CONVERSION DEVICES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





            Your vote is important. Please vote immediately.


        Vote-by-Internet                       Vote-by-Telephone

 Log on to the Internet and go to      OR      Call toll-free
 http://www.eproxyvote.com/ener                1-877-PRX-VOTE (1-877-779-8683)
 --------------------------------              -------------------------------

 If you vote over the Internet or by telephone, please do not mail your card.



                                   DETACH HERE


 [X] PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                                             ----------------------------------------------------------
 1. Election of Directors.                                   ENERGY CONVERSION DEVICES, INC.
     Nominees as Directors                                   ----------------------------------------------------------
                                                                                                 For   Against  Abstain
 (01) Stanford R. Ovshinsky, (02) Iris M. Ovshinsky,         2. Proposal to approve the          [ ]   [ ]      [ ]
 (03) Robert C. Stempel, (04) Umberto Colombo,                  appointment of Grant Thornton LLP
 (05) Walter J. McCarthy, Jr., (06) Florence I. Metz and        as independent auditors for the
 (07) Stanley K. Stynes                                         fiscal year ending June 30, 2004.

 For all [ ]    [ ]  Withhold All                            3. Proposal to consider and approve [ ]   [ ]      [ ]
                                                                the amendment to the Company's
 For all Except [ ]  --------------------------------------     Certificate of Incorporation to
                     For all nominees except as noted above     increase the Company's authorized
                                                                shares by 20,000,000.

                                                             4. In their discretion, the Proxies are
                                                                authorized to vote upon such other business
                                                                as may properly come before the meeting.


                                                             Mark box at right if an address change or          [ ]
                                                             comment has been noted on the reverse side
                                                             of this card.

                                                             Mark box at right if you plan to attend the        [ ]
                                                             the Annual Meeting.

                                                             Please be sure to sign and date this Proxy.


 Signature: ------------------------- Date: ---------------  Signature: ------------------------- Date: ---------------
